Exhibit 99.2

Statement of Chief Financial Office of ScanSource, Inc.

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to § 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of ScanSource, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard P. Cleys, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this certification required by section 906 has been provided to the Company and retained by the Company and will be furnished to the Securities and Exchange Commission and its staff upon request.

/s/ RICHARD P. CLEYS
Richard P. Cleys Vice President and Chief Financial Officer

May 15, 2003